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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Century Business Services, Inc.

         We consent to the use of our reports incorporated herein by reference in this Amendment No. 1 to the Registration Statement (No. 333-90749) on Form S-3 and to the reference to our firm under the heading "Experts" in such Amendment No. 1 to the Registration Statement.

                                                           /S/ KPMG LLP
                                                           ---------------------
                                                           KPMG LLP


Cleveland, Ohio
January 24, 2000